UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2016

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Amendment to Share Purchase Agreement

On December 14, 2016, Uranium Resources, Inc. (the “Company”) entered into an amendment (the “SPA Amendment”) to the Share Purchase Agreement dated April 7, 2016 (as amended, the “SPA”), among the Company, URI, Inc., and Laramide Resources Ltd. (“Laramide”). Under the amended SPA, the Company will sell its wholly owned subsidiary Hydro Resources, Inc., which holds the Company’s Crownpoint and Churchrock properties, to Laramide for $2,500,000 in cash ($250,000 of which has already been paid), common stock and warrants from Laramide valued at $500,000, and a three-year promissory note in the amount of $5,000,000, half of which Laramide may satisfy through the issuance of its common stock. The Company will also retain a 4% net smelter royalty on the Churchrock project, which Laramide may purchase for $4,950,000 during the first year following the closing of the transaction. The Company will also have an option to purchase Laramide’s La Sal project for $3,000,000, down from $4,000,000 in the original SPA, and a new option to purchase Laramide’s La Jara Mesa project in Cibola County, New Mexico for $5,000,000, both of which options expire one year following the closing of the transaction. The SPA Amendment also removed the condition that Laramide obtain financing before closing and provides a $250,000 break fee to the Company in the event Laramide terminates the SPA because it cannot obtain financing.

The foregoing description of the SPA Amendment is not complete and is qualified in its entirety by the full text of the SPA Amendment, a copy of which is filed herewith as Exhibit 2.1 and incorporated into this Item 1.01 by reference.

Amendment to Exchange Agreement

On December 14, 2016, the Company entered into an amendment (the “MEA Amendment”) to the Master Exchange Agreement dated December 5, 2016 (as amended, the “MEA”). Under the MEA Amendment, the parties imposed a limitation on the ability of the creditor to convert the Company’s outstanding notes into shares of the Company’s common stock when the exchange ratio is less than $0.60 per share. In addition, in the case of true-ups following each of the 75-day pricing periods provided under the MEA, the absolute floor price for exchanges has been increased from $0.10 per share to $0.30 per share.

The foregoing description of the MEA Amendment is not complete and is qualified in its entirety by the full text of the MEA Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K under the caption “Amendment to Exchange Agreement” is hereby incorporated by reference into this Item 3.02.

Item 7.01

Regulation FD Disclosure.

On December 14, 2016, the Company issued a press release announcing its entry into the SPA Amendment. The full text of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as

amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
2.1	Amendment, dated December 14, 2016, to Share Purchase Agreement, dated April 7, 2016, between Uranium Resources, Inc., URI, Inc. and Laramide Resources Ltd.
10.1	Amendment No. 1, dated December 14, 2016, to Master Exchange Agreement, dated as of December 5, 2016, between Uranium Resources, Inc. and the creditor named therein.
99.1	Press Release dated December 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2016

URANIUM RESOURCES, INC.

By:       /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President–Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Amendment, dated December 14, 2016, to Share Purchase Agreement, dated April 7, 2016, between Uranium Resources, Inc., URI, Inc. and Laramide Resources Ltd.
10.1	Amendment No. 1, dated December 14, 2016, to Master Exchange Agreement, dated as of December 5, 2016, between Uranium Resources, Inc. and the creditor named therein.
99.1	Press Release dated December 14, 2016.